UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 5, 2003
                                                 -------------------------------

                          Morgan Stanley Capital I Inc.
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       (Exact name of registrant as specified in its charter)

        Delaware                   333-104283-01                13-3291626
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


            1585 Broadway,
            New York, New York                              10036
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            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  (212) 761-4000
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Item 5.     Other Events.
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            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as
defined below) with its Exhibits and Schedules for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4. On June 5, 2003, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, paying agent and certificate registrar, of the Morgan Stanley Capital I Inc., Commercial Mortgage Trust 2003-IQ4, Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4 issued in twenty-eight classes. The Class A-1, Class A-2, Class B, Class C and Class D Certificates are being offered by the Prospectus dated May 19, 2003, as supplemented by the Prospectus Supplement dated May 29, 2003.

            The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of June 5, 2003, by revising the provisions of Section 5.1(c) and Section 6.5(a)(ii). The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of June 5, 2003.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)   Exhibits

            Exhibit 4   Pooling and Servicing Agreement.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 29, 2003


                                       MORGAN STANLEY CAPITAL I INC.

                                       By: /s/ Warren H. Friend
                                          -------------------------------------
                                       Name:   Warren H. Friend
                                       Title:  Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

4                       Pooling and Servicing Agreement                E